UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2020

GENIUS BRANDS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-37950	20-4118216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 N. Canon Drive, 4th Fl. Beverly Hills, CA	90210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 273-4222

________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GNUS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 23, 2020, Genius Brands International, Inc. (the “Company”) entered into conversion agreements (the “Conversion Agreements”) with all of its holders (the “Holders”) of senior secured convertible notes (the “Notes”) issued pursuant to that certain Securities Purchase Agreement, dated as of March 11, 2020, by and among the Company and the purchasers identified on the signature pages thereto (the “Purchase Agreement”). Pursuant to the Conversion Agreements, the Holders agreed to (i) prepay in full the Investor Notes (as defined in the Purchase Agreement) in the aggregate principal amount of $4,000,000 that were issued as partial payment for the Notes and (ii) tender conversion notices to the Company for the full conversion of their Notes in the aggregate principal amount of $13,750,000, which shall result in the issuance to the Holders of an aggregate of 65,476,191 shares of common stock, par value $0.01 per share, of the Company (the “Conversion Shares”). In consideration for the repayment of the Investor Notes and conversion of the Notes, the Company agreed to file a registration statement registering the resale of all of the Conversion Shares on or before June 26, 2020.

The foregoing description of the Conversion Agreement is qualified by reference to the full text of the form of the Conversion Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 3.02 UNREGISTERED SALES OF SECURITIES

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K are incorporated by reference herein. The issuance of Conversion Shares shall be made in reliance on exemption from registration pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended.

Following the issuance of the Conversion Shares, the Company will have 217,609,357 shares of common stock issued and outstanding.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Form of Conversion Agreement dated as of June 23, 2020, by and among Genius Brands International, Inc. and the Holders.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENIUS BRANDS INTERNATIONAL, INC.

Date: June 23, 2020	By:	/s/ Andy Heyward
	Name:	Andy Heyward
	Title:	Chief Executive Officer

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